                                                                  EXHIBIT 99.2

                              STATION CASINOS, INC.

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements are based upon and should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

The unaudited pro forma condensed financial statements have been prepared based upon currently available information and assumptions that are deemed appropriate by the Company's management. This pro forma information may not be indicative of what actual results would have been, nor does such data purport to represent the financial results of the Company for future periods.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                              STATION                                 STATION
                                                                            CASINOS, INC.      PRO FORMA          CASINOS, INC.
                                                                             HISTORICAL       ADJUSTMENTS            PRO FORMA
                                                                          ---------------   ----------------     ----------------
                                           ASSETS
Current assets:
      Cash and cash equivalents...........................................      $ 63,345           $477,834  (a)
                                                                                                    (72,182) (b)
                                                                                                    (10,500) (c)        $458,497
      Accounts receivable, net............................................        10,981             (1,506) (c)           9,475
      Notes receivable....................................................        36,155                  -               36,155
      Inventories ........................................................         5,217             (1,973) (c)           3,244
      Prepaid gaming taxes................................................        11,809                  -               11,809
      Prepaid expenses....................................................         9,981             (1,936) (c)           8,045
      Deferred income tax.................................................        10,140                  -               10,140
                                                                          ---------------   ----------------     ----------------
          Total current assets............................................       147,628            389,737              537,365

Property and equipment, net...............................................     1,067,147           (400,637) (c)         666,510
Land held for development.................................................        55,684                (10) (c)          55,674
Deferred income tax, net..................................................         2,692                  -                2,692
Other assets, net.........................................................       104,055            (18,624) (c)          85,431
                                                                          ---------------   ----------------     ----------------
          Total assets....................................................    $1,377,206          $ (29,534)          $1,347,672
                                                                          ===============   ================     ================

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Current portion of long-term debt...................................      $ 10,057          $ (10,057) (b)      $        -
      Accounts payable....................................................        14,413               (241) (c)          14,172
      Accrued payroll and related.........................................        22,977               (635) (c)          22,342
      Construction contracts payable......................................         5,670                  -                5,670
      Accrued interest payable............................................        23,130                  -               23,130
      Accrued progressives................................................         9,318             (3,244) (c)           6,074
      Accrued expenses and other current liabilities......................        50,684             (2,461) (c)          48,223
                                                                          ---------------   ----------------     ----------------
          Total current liabilities.......................................       136,249            (16,638)             119,611

Long-term debt, less current portion......................................       978,404            (62,125) (b)         916,279
Other long-term liabilities, net..........................................        11,414                  -               11,414
                                                                          ---------------   ----------------     ----------------
          Total liabilities...............................................     1,126,067            (78,763)           1,047,304
                                                                          ---------------   ----------------     ----------------

Stockholders' equity:
      Common stock, par value $.01; authorized 135,000,000 shares;
         63,771,365 shares issued.........................................           425                  -                  425
      Treasury stock, 3,544,608 shares, at cost...........................       (41,685)                 -              (41,685)
      Additional paid-in capital..........................................       286,531                  -              286,531
      Deferred compensation - restricted stock............................        (6,855)                 -               (6,855)
      Retained earnings...................................................        12,723             49,229 (d)           61,952
                                                                          ---------------   ----------------     ----------------
          Total stockholders' equity......................................       251,139             49,229              300,368
                                                                          ---------------   ----------------     ----------------
          Total liabilities and stockholders' equity......................    $1,377,206          $ (29,534)          $1,347,672
                                                                          ===============   ================     ================

                                             (footnotes on following page)

              NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

      The following pro forma adjustments have been made to the unaudited pro forma balance sheet as of September 30, 2000:


(a) Reflects the net proceeds from the sale of Station Casino St. Charles and Station Casino Kansas City.

(b) Reflects the use of proceeds of the sale of Station Casino St. Charles and Station Casino Kansas City to pay down the remaining debt with the exception of the senior subordinated notes.

(c) Reflects the Missouri assets and liabilities sold to Ameristar Casinos, Inc.

(d) Reflects the estimated gain, net of tax from the sale of the Station Casino St. Charles and Station Casino Kansas City. The following is a preliminary calculation of the estimated impact to the statement of operations form this transaction:


      Purchase price cash proceeds..............................................                 $475,000
      Net working capital cash proceeds.........................................                    9,334
      Less:  Estimated transaction and other related costs......................                   (6,500)
             Estimated net book value of assets and liabilities disposed........                 (402,097)
                                                                                           ---------------
      Estimated gain before income taxes........................................                   75,737
      Less:  Estimated income taxes.............................................                  (26,508)
                                                                                           ---------------
      Estimated gain............................................................                 $ 49,229
                                                                                           ===============

      The above calculations are preliminary, subject to final determination of the net book value of the assets and liabilities disposed of, income tax consequences and transaction and other costs. Actual accounting adjustments related to to the dispositions may differ from the pro forma adjustments.

                          UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                             STATION                                                 STATION
                                                          CASINOS, INC.       MISSOURI         PRO FORMA          CASINOS, INC.
                                                           HISTORICAL        HISTORICAL       ADJUSTMENTS           PRO FORMA
                                                        ----------------  ----------------  ----------------    ----------------
Operating revenues:
      Casino............................................       $611,996        $ (221,476)              $ -            $390,520
      Food and beverage.................................        103,829           (22,063)                -              81,766
      Room..............................................         33,955            (4,533)                -              29,422
      Other.............................................         49,657            (7,642)                -              42,015
                                                        ----------------  ----------------  ----------------    ----------------
           Gross revenues...............................        799,437          (255,714)                -             543,723
      Promotional allowances............................        (51,204)            7,997                 -             (43,207)
                                                        ----------------  ----------------  ----------------    ----------------
           Net revenues.................................        748,233          (247,717)                -             500,516
                                                        ----------------  ----------------  ----------------    ----------------

Operating costs and expenses:
      Casino............................................        280,837          (119,519)                -             161,318
      Food and beverage.................................         62,481           (15,081)                -              47,400
      Room..............................................         12,102            (1,122)                -              10,980
      Other.............................................         27,127            (1,941)                -              25,186
      Selling, general and administrative...............        131,112           (40,941)                -              90,171
      Corporate expense.................................         20,190                 -                 -              20,190
      Depreciation and amortization.....................         48,295           (15,833)                -              32,462
      Restructuring charges.............................          1,729                 -                 -               1,729
      Missouri / Nevada investigations and fines........          2,695              (400)                -               2,295
      Preopening expenses...............................            984                 -                 -                 984
                                                        ----------------  ----------------  ----------------    ----------------
                                                                587,552          (194,837)                -             392,715
                                                        ----------------  ----------------  ----------------    ----------------

Operating income (loss).................................        160,681           (52,880)                -             107,801
                                                        ----------------  ----------------  ----------------    ----------------

Other income (expense):
      Interest expense, net.............................        (67,919)           30,759           (19,182)(a)
                                                                                                    (11,577)(b)
                                                                                                      4,545 (c)         (63,374)
      Other.............................................            173            (1,337)                               (1,164)
                                                        ----------------  ----------------  ----------------    ----------------
                                                                (67,746)           29,422           (26,214)            (64,538)
                                                        ----------------  ----------------  ----------------    ----------------

Income (loss) before income taxes and
  extraordinary item....................................         92,935           (23,458)          (26,214)             43,263
Income tax benefit (provision)..........................        (33,922)                             18,130 (d)         (15,792)
                                                        ----------------  ----------------  ----------------    ----------------
Income (loss) before extraordinary item.................       $ 59,013         $ (23,458)         $ (8,084)           $ 27,471
                                                        ================  ================  ================    ================


Basic and diluted earnings per common share:
      Earnings applicable to common stock, before
        extraordinary item:
        Basic.................................................   $ 0.97                                                  $ 0.45
        Diluted...............................................   $ 0.93                                                  $ 0.43

      Earnings applicable to common stock:
        Basic.................................................   $ 0.97                                                  $ 0.45
        Diluted...............................................   $ 0.93                                                  $ 0.43

Weighted average common shares outstanding
      Basic...................................................   60,603                                                  60,603
      Diluted.................................................   63,384                                                  63,384


                            (footnotes on following pages)

                 NOTES TO UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

        The following pro forma adjustments have been made to the unaudited pro forma condensed statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999:

(a) Reflects the elimination of intercompany interest to Station Casino St. Charles and Station Casino Kansas City.
(b) Reflects the interest expense from the debt which will remain with Station Casinos, Inc.
(c) Reflects the reduction in interest expense from paying down the remaining debt with the exception of the senior subordinated notes with the proceeds from the sale of Station Casino St. Charles and Station Casino Kansas City.
(d) Reflects the adjustment necessary to properly state the pro forma tax provision.

                         UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                  FOR THE YEAR ENDED DECEMBER 31, 1999
                               (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                               STATION                                                STATION
                                                            CASINOS, INC.       MISSOURI          PRO FORMA        CASINOS, INC.
                                                             HISTORICAL        HISTORICAL        ADJUSTMENTS         PRO FORMA
                                                          ----------------  ----------------   ---------------    ----------------
Operating revenues:
      Casino..............................................       $ 764,089       $  (278,554)        $       -            $485,535
      Food and beverage...................................         141,116           (31,916)                -             109,200
      Room................................................          42,870            (5,992)                -              36,878
      Other...............................................          62,286           (10,572)                -              51,714
                                                           ----------------  ----------------   ---------------    ----------------
           Gross revenues.................................       1,010,361          (327,034)                -             683,327
      Promotional allowances..............................         (67,892)           12,386                 -             (55,506)
                                                           ----------------  ----------------   ---------------    ----------------
           Net revenues...................................         942,469          (314,648)                -             627,821
                                                           ----------------  ----------------   ---------------    ----------------

Operating costs and expenses:
      Casino..............................................         356,365          (153,791)                -             202,574
      Food and beverage...................................          88,898           (21,238)                -              67,660
      Room................................................          15,860            (1,636)                -              14,224
      Other...............................................          30,616            (3,885)                -              26,731
      Selling, general and administrative.................         190,753           (63,980)                -             126,773
      Corporate expense...................................          23,007                 -                 -              23,007
      Depreciation and amortization.......................          70,664           (29,105)                -              41,559
      Impairment loss.....................................         137,435          (125,732)                -              11,703
                                                           ----------------  ----------------   ---------------    ----------------
                                                                   913,598          (399,367)                -             514,231
                                                           ----------------  ----------------   ---------------    ----------------

Operating income..........................................          28,871            84,719                 -             113,590
                                                           ----------------  ----------------   ---------------    ----------------

Other income (expense):
      Interest expense, net...............................         (84,618)           47,474           (36,097)(a)
                                                                                                       (11,377)(b)
                                                                                                         5,480 (c)         (79,138)
      Abandoned acquisition costs.........................          (2,409)                -                 -              (2,409)
      Merger settlement, net of related legal costs.......          12,824                 -                 -              12,824
      Other...............................................          (1,891)              117                                (1,774)
                                                           ----------------  ----------------   ---------------    ----------------
                                                                   (76,094)           47,591           (41,994)            (70,497)
                                                           ----------------  ----------------   ---------------    ----------------

Income (loss) before income taxes and
  extraordinary item......................................         (47,223)          132,310           (41,994)             43,093
Income tax benefit (provision)............................          14,929                             (30,707)(d)         (15,778)
                                                           ----------------  ----------------   ---------------    ----------------
Income (loss) before extraordinary item...................       $ (32,294)         $132,310         $ (72,701)           $ 27,315
                                                           ================  ================   ===============    ================


Basic and diluted earnings (loss) per common share:
   Earnings (loss) applicable to common stock,
     before extraordinary item
      Basic...............................................         $ (0.58)                                                 $ 0.43
      Diluted.............................................         $ (0.58)                                                 $ 0.42
   Earnings (loss) applicable to common stock
      Basic...............................................         $ (0.76)                                                 $ 0.25
      Diluted.............................................         $ (0.76)                                                 $ 0.26

Weighted average common shares outstanding
      Basic...............................................          58,692                                                  58,692
      Diluted.............................................          64,916                                                  64,916